UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2022

STERLING CONSTRUCTION COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31993	25-1655321
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 Hughes Landing Blvd. The Woodlands, Texas		77380
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 214-0777

Securities registered pursuant to Section 12(b) of the Act:
Common Stock, $0.01 par value per share	STRL	The NASDAQ Stock Market LLC
(Title of Class)	(Trading Symbol)	(Name of each exchange on which registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 31, 2022, Sterling Construction Company, Inc. (the “Company”) filed with the Delaware Secretary of State an amendment (the “Certificate of Amendment”) to the Company’s Restated Certificate of Incorporation to change the name of the Company to Sterling Infrastructure, Inc. effective as of June 1, 2022 (the “Name Change”). Other than the Name Change, no changes were made to the Company’s Restated Certificate of Incorporation. A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

In connection with the Company’s Name Change, the Company’s board of directors amended the Company’s Amended and Restated Bylaws to reflect the Name Change, also effective on June 1, 2022. Other than the Name Change, no changes were made to the Amended and Restated Bylaws. A copy of the Amended and Restated Bylaws reflecting this amendment is attached as Exhibit 3.2 hereto and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

The Company is furnishing presentation materials regarding the Company’s business and financial performance that will be used, in whole or in part, at a presentation to investors on June 2, 2022. The presentation is being furnished with this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

The information provided in this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act, nor shall it be incorporated by reference in any filing made by the Company pursuant to the Exchange Act or the Securities Act, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 8.01	Other Events.

The Company issued a press release on May 31, 2022 announcing the Name Change to Sterling Infrastructure, Inc. effective on June 1, 2022, and that the ticker symbol (NasdaqGS: STRL) and CUSIP number (859241101) for the Company’s Common Stock, $0.01 par value per share (the “Common Stock”), will not change as a result of the Name Change. The Company expects the Name Change to have a Nasdaq marketplace effective date of June 2, 2022 and expects its Common Stock to begin trading under the new company name on that date. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation of the Company.
3.2	Amended and Restated Bylaws of the Company.
99.1	Press Release, dated May 31, 2022.
99.2	Presentation slides, dated June 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING CONSTRUCTION COMPANY, INC.

Date:	June 1, 2022	By:	/s/ Ronald A. Ballschmiede
Ronald A. Ballschmiede
Chief Financial Officer